UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2009

TRUE RELIGION APPAREL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51483	98-0352633
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2263 East Vernon Avenue Vernon, California	90058
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 266-3072

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 15, 2009, True Religion Apparel, Inc. (the “Company”) filed a Proxy Statement with the Securities and Exchange Commission relating to its 2009 Annual Meeting of Stockholders (the “Proxy Statement”). In the Proxy Statement the Company submitted a proposal to approve the Company’s 2009 Equity Incentive Plan (the “Plan”).

After giving consideration to the report of RiskMetrics Group Governance Services and in order to facilitate approval of the Plan, on May 18, 2009, the Company’s Board of Directors (the “Board”) amended the Plan to reduce the number of shares of the Company’s common stock available for issuance under the Plan to an aggregate of 1,613,716 shares, which includes 613,716 shares that were not subject to awards outstanding under the Company’s 2005 Stock Incentive Plan.

Additionally, the Board committed to a three year average burn rate with respect to awards granted under the Plan (i.e., the number of shares of common stock covered by awards granted by the Company under the Plan during the fiscal year divided by the weighted average shares of common stock outstanding), not to exceed the higher of (i) 2% of the Company’s outstanding common stock, or (ii) the mean plus one standard deviation of the Company’s Global Industry Classification Standards Peer Group burn rate (2520 Consumer Durables & Apparel).

The amended Plan will be presented for stockholder approval at the Company’s 2009 Annul Meeting of Stockholders to be held on Wednesday, May 20, 2009.

If a stockholder returns his or her proxy card or votes via the Internet at any time (either prior to or after the date of this supplement) indicating a vote in favor of the Plan, such vote will constitute a vote in favor of the Plan, as amended. If any stockholder has already returned his or her properly executed proxy card or voted via the Internet and would like to change his or her vote on any matter, such stockholder may revoke his or her proxy before it is voted at the 2009 Annual Meeting of Stockholders by submission of a proxy bearing a later date by mail or by attending the 2009 Annul Meeting of Stockholders in person and casting a ballot or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. A number of brokerage firms and banks offer Internet voting options. Specific instructions to be followed by owners of shares of common stock held in street name are set forth on the voting instruction card accompanying your proxy card or by contacting the brokerage firm bank or other nominee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2009	TRUE RELIGION APPAREL, INC.

	By:	/s/ Peter F. Collins
	Name:	Peter F. Collins
	Title:	Chief Financial Officer